Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	3/31/2020	12/31/2019	3/31/2019
Assets
Loans	$103,198	$94,646	$90,178
Loans held for sale	2,143	1,334	894
Securities available for sale	20,807	21,843	20,854
Held-to-maturity securities	9,638	10,067	11,234
Trading account assets	795	1,040	979
Short-term investments	4,073	1,272	2,511
Other investments	679	605	646
Total earning assets	141,333	130,807	127,296
Allowance for loan and lease losses	(1,359)	(900)	(883)
Cash and due from banks	865	732	611
Premises and equipment	791	814	849
Goodwill	2,664	2,664	2,516
Other intangible assets	236	253	300
Corporate-owned life insurance	4,243	4,233	4,184
Accrued income and other assets	6,604	5,494	5,596
Discontinued assets	820	891	1,046
Total assets	$156,197	$144,988	$141,515

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$71,005	$66,714	$61,380
Savings deposits	4,753	4,651	4,839
Certificates of deposit ($100,000 or more)	5,630	6,598	8,396
Other time deposits	4,623	5,054	5,573
Total interest-bearing deposits	86,011	83,017	80,188
Noninterest-bearing deposits	29,293	28,853	27,987
Total deposits	115,304	111,870	108,175
Federal funds purchased and securities sold under repurchase agreements	2,444	387	266
Bank notes and other short-term borrowings	4,606	705	679
Accrued expense and other liabilities	2,700	2,540	2,301
Long-term debt	13,732	12,448	14,168
Total liabilities	138,786	127,950	125,589

Equity
Preferred stock	1,900	1,900	1,450
Common shares	1,257	1,257	1,257
Capital surplus	6,222	6,295	6,259
Retained earnings	12,174	12,469	11,771
Treasury stock, at cost	(4,956)	(4,909)	(4,283)
Accumulated other comprehensive income (loss)	814	26	(530)
Key shareholders’ equity	17,411	17,038	15,924
Noncontrolling interests	—	—	2
Total equity	17,411	17,038	15,926
Total liabilities and equity	$156,197	$144,988	$141,515

Common shares outstanding (000)	975,319	977,189	1,013,186

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended
	3/31/2020	12/31/2019	3/31/2019
Interest income
Loans	$1,026	$1,046	$1,066
Loans held for sale	19	17	13
Securities available for sale	129	137	129
Held-to-maturity securities	62	63	68
Trading account assets	8	8	8
Short-term investments	6	12	16
Other investments	1	2	4
Total interest income	1,251	1,285	1,304
Interest expense
Deposits	169	201	202
Federal funds purchased and securities sold under repurchase agreements	6	1	1
Bank notes and other short-term borrowings	5	4	4
Long-term debt	90	100	120
Total interest expense	270	306	327
Net interest income	981	979	977
Provision for credit losses	359	109	62
Net interest income after provision for credit losses	622	870	915
Noninterest income
Trust and investment services income	133	120	115
Investment banking and debt placement fees	116	181	110
Service charges on deposit accounts	84	86	82
Operating lease income and other leasing gains	30	39	37
Corporate services income	62	65	55
Cards and payments income	66	67	66
Corporate-owned life insurance income	36	39	32
Consumer mortgage income	20	21	11
Commercial mortgage servicing fees	18	19	18
Other income	(88)	14	10
Total noninterest income	477	651	536
Noninterest expense
Personnel	515	551	563
Net occupancy	76	76	72
Computer processing	55	51	54
Business services and professional fees	44	54	44
Equipment	24	25	24
Operating lease expense	36	32	26
Marketing	21	27	19
FDIC assessment	9	8	7
Intangible asset amortization	17	19	22
OREO expense, net	3	3	3
Other expense	131	134	129
Total noninterest expense	931	980	963
Income (loss) from continuing operations before income taxes	168	541	488
Income taxes	23	75	82
Income (loss) from continuing operations	145	466	406
Income (loss) from discontinued operations, net of taxes	1	3	1
Net income (loss)	146	469	407
Less: Net income (loss) attributable to noncontrolling interests	—	—	—
Net income (loss) attributable to Key	$146	$469	$407

Income (loss) from continuing operations attributable to Key common shareholders	$118	$439	$386
Net income (loss) attributable to Key common shareholders	119	442	387
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.12	$.45	$.38
Income (loss) from discontinued operations, net of taxes	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.12	.45	.38
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.12	$.45	$.38
Income (loss) from discontinued operations, net of taxes	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.12	.45	.38

Cash dividends declared per common share	$.185	$.185	$.17

Weighted-average common shares outstanding (000)	967,446	973,450	1,006,717
Effect of common share options and other stock awards	8,664	10,911	9,787
Weighted-average common shares and potential common shares outstanding (000) (b)	976,110	984,361	1,016,504

(a)	Earnings per share may not foot due to rounding.

(b)	Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.